Pacific Select Fund NSAR 12/31/08
Exhibit 77O


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PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08

																Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer     	Pacificorp	Dr. Pepper 	XTO Energy Inc.	N/A
						Snapple Group
						Inc.
(2)	Description of 		BRK 5.65%	DPS 6.82%	STO 5.75% 	N/A
	Security (name, 	7/15/18		5/1/18		12/15/13
	coupon, maturity, 	Cusip: 		Cusip:		Cusip:
	subordination, 		695114CH	26138EAC	9835XAS
	common stock, etc.)
(3)	Date of Purchase	7/14/08		4/25/08		8/4/08		N/A
(4)	Unit Price		99.819		99.985		99.931		N/A
(5)	Current Yield		6.113		6.593		6.498		N/A
(6)	Yield to Maturity	6.722		6.347		8.570		N/A
(7)	Principal Amount of
	Total Offering		$500,000,000	$1,200,000,000	$1,000,000,000	N/A
(8)	Underwriting Spread	0.65%		0.65%		0.60%		N/A
(9)	Names of Underwriters	Lehman 		N/A		N/A		N/A
				Brothers,
				JPMorgan,
				RBS Greenwich
				Capital,
				Wachovia
				Securities,
				Scotia Capital,
				Barclays Capital,
				BNP Paribas,
				Goldman, Sachs
				& Co., Banc
				of America
				Securities LLC,
				Citi, Credit
				Suisse, Piper
				Jaffray, SunTrust
				Robinson
				Humphrey,
				Wedbush Morgan
				Securities Inc.,
				Wells Fargo
				Securities
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$4,352,108	N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.87%		N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	1.42%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	2.29%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.12%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Lehman		N/A		N/A		N/A
				Brothers, Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		N/A		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08

Eligibility (check one):	     registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			  X  Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 	October 20, 2008			Signed:	/s/Madalina Bal
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          XTO Energy Inc.	Pacificorp	Dr Pepper 	N/A
								Snapple Group Inc.
(2)	Description of 		XTO 5.75%	BRK 5,65%	DPS 6.82%	N/A
	Security (name, 	12/15/13	7/15/18		5/1/18
	coupon, maturity, 	cUSIP: 		CUSIP:		CUSIP:
	subordination, common 	98385XAS	695114CH	26138EAC
	stock, etc.)
(3)	Date of Purchase	8/4/08		7/14/08		4/25/08		N/A
(4)	Unit Price		99.931		99.819		99.985		N/A
(5)	Current Yield		6.498		6.113		6.593		N/A
(6)	Yield to Maturity	8.570		6.722		6.347		N/A
(7)	Principal Amount of
	Total Offering		$1,000,000,000	$500,000,000	$1,200,000,000	N/A
(8)	Underwriting Spread	0.60%		0.65%		0.65%		N/A
(9)	Names of Underwriters 	Lehman		N/A		N/A	 	N/A
	(prospectus may be 	Brothers,
	attached)		JPMorgan,
				Banc of America
				Securities LLC,
				BNP PARIBAS,
				Citi, SunTrust
				Robinson Humphrey,
				Merrill Lynch &
				Co., UBS Investment
				Banc
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,433,320	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.48%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.62%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	1.10%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.07%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Lehman Brothers	N/A		N/A		N/A
				Inc.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		N/A		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 9/30/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 10/20/2008			Signed:	/s/ MADALINA BAL
					Name:	Madalina Bal
 					Title:  Regulatory Reporting Manager



PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Spectra		Southern	Barclays	N/A
				Energy Corp.	California	Bank PLC
						Edison
(2)	Description of 		SE 7.5%		EIX 5.95%	BACR 7.434%	N/A
	Security (name, coupon, 9/15/38		2/1/38		9/29/49
	maturity,		Cusip:		Cusip:		Cusip:
	subordination, common 	84755TAC	842400FH	06739GAD
	stock, etc.)
(3)	Date of Purchase	9/3/08		1/14/08		9/220/07	N/A
(4)	Unit Price		99.819		99.54		100		N/A
(5)	Current Yield		10.027		5.98		7.20		N/A
(6)	Yield to Maturity	10.209		5.99		7.20		N/A
(7)	Principal Amount of
	Total Offering		$250,000,000	$600,000,000	$1,250,000,000	N/A
(8)	Underwriting Spread	0.875%		0.875%		0.88%		N/A
(9)	Names of Underwriters
	(prospectus may be
	attached)		JPMorgan	N/A		N/A		N/A
				Merrill Lynch
				& Co.,
				Wachovia
				Securities,
				Lazard
				Capital
				Markets,
				SunTrust Robinson
				Humphrey, Daiwa
				Securities
				America Inc.,
				KeyBanc Capital
				Markets, Mizuho
				Securities USA Inc.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$2,575,330	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			1.03%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.00%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	2.03%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.15%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Merrill Lynch	N/A		N/A		N/A
				& Co.
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		Manager		N/A		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


Eligibility (check one):	     registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			  X  Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 1-3 Procedures.


Date: 10/20/08			Signed:	/s/ MADALINA BAL
				Name:	Madalina Bal
				Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Federal 	McDonald's	N/A		N/A
				National	Corporation
				Mortgage
				Association
(2)	Description of 		FNMA 2.875%	MCD 6.30%	N/A	 	N/A
	Security (name,		10/12/10	10/15/37
	coupon, maturity,	Cusip:		Cusip:
	subordination, common	31398ATZ	58013MEC
	stock, etc.)
(3)	Date of Purchase	9/10/08		10/15/07	N/A		N/A
(4)	Unit Price		99.595		99.760		N/A		N/A
(5)	Current Yield		2.877		5.991		N/A		N/A
(6)	Yield to Maturity	2.912		5.928		N/A		N/A
(7)	Principal Amount of
	Total Offering		$7,000,000,000	$850,000,000	N/A		N/A
(8)	Underwriting Spread	0.70%		0.75%		N/A		N/A

(9)	Names of Underwriters 	Barclays	N/A		N/A	 	N/A
	(prospectus may be 	Capital Inc.,
	attached)	 	Citigroup
				Global Markets
				Inc., J.P.
				Morgan Securities
				Inc., Deutsche
				Bank Securities
				Inc., Goldman,
				Sachs & Co.,
				UBS Securities LLC
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$74,267,991	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			1.06%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	10.96%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	12.02%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	2.12%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Barclays 	N/A		N/A		N/A
				Capital Inc.
(17)	Is Portfolio Manager a 	Manager		N/A		N/A		N/A
	Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: October 22, 2008			Signed:	/s/: MADALINA BAL
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager




PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          CardioNet	IPC The 	N/A		N/A
						Hospitalist
(2)	Description of Security Common Stock	Common Stock	N/A		N/A
	(name, coupon,
	maturity,
	subordination, common
	stock, etc.)
(3)	Date of Purchase	8/01/08		7/15/08		N/A		N/A
(4)	Unit Price		26.50		18.50		N/A		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$143,000,000	$64,750,000	N/A		N/A
(8)	Underwriting Spread	0.8348		0.6105		N/A		N/A
(9)	Names of Underwriters 	Citi, Banc of	N/A		N/A		N/A
	(prospectus may be 	America
	attached)	 	Securities LLC,
				Leerink Swann,
				Cowen & Co,
				Thomas Weisel
				Partners LLC
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$201,241.00	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.25%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.95%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	2.2%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.25%		N/A		N/A		N/A
(16)	Name(s) of
	Underwriter(s) or
	Dealer(s) from whom
	Purchased		Cowen and 	N/A		N/A	 	N/A
				Leerink
				Swann
(17)	Is Portfolio Manager a
	Manager or Co-Manager
	in Offering?		No		N/A		N/A		N/A



PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.



Date: October 24, 2008			Signed:	/s/ WAYNE COLLETTE
					Name:	Wayne Collette
					Title:  Portfolio Manager






PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          GT Solar	Energy 		N/A		N/A
				International	Solutions, Inc.
(2)	Description of 		Common Stock	Common Stock	N/A		N/A
	Security
	(name, coupon,
	maturity, subordination,
	common stock, etc.)
(3)	Date of Purchase	7/23/08		7/25/08		N/A		N/A
(4)	Unit Price		$16.50		$19.00		N/A
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$499,950,000	$665,000,000	N/A		N/A
	Total Offering
(8)	Underwriting Spread	$0.594		$0.456		N/A		N/A

(9)	Names of Underwriters 	Credit Suisse,	N/A		N/A		N/A
	(prospectus may be 	UBS Investment
	attached)		Bank, Banc of
				America Securities
				LLC, Deutsche
				Bank Securities,
				Piper Jaffray,
				Thomas Weisel
				Partners LLC
(10)	Years of Continuous	> 3		N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$282,645.00	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.33%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering		1.43%		N/A		N/A		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	1.76%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.33%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of 		UBS Securities	N/A		N/A		N/A
	Underwriter(s)
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	No		N/A		N/A		N/A
	a Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 09/30/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 10/24/08			Signed:	/s/: WAYNE COLLETTE
					Name:	Wayne Collette
					Title:  Portfolio Manager





PACIFIC SELECT FUND - Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Regions Bank	Citigroup Inc.	HSBC USA Inc.	PNC Funding
										Corp.
(2)	Description of 		RF 2.750%	C 2.875%	HSBC 3.125%	PNC 2.300%
	Security 		Senior Bank	Senior Notes	Guaranteed	Senior
	(name, coupon, 		Notes				Notes		Notes
	maturity,		12/10/10	12/09/11	12/16/11	06/22/12
	subordination, 				Cusip:		Cusip:
	common stock, etc.)			17313U AA 7	4042EPAA5
(3)	Date of Purchase	12/08/08	12/02/08	12/10/08	12/17/08
(4)	Unit Price		$99.931		$99.752		$99.943		$99.883
(5)	Current Yield		2.752		2.882		3.125		2.300
(6)	Yield to Maturity	2.786		2.962		3.145		2.335
(7)	Principal Amount of 	$1,000,000,000	$3,750,000,000	$2,325,000,000	$2,000,000,000
	Total Offering
(8)	Underwriting Spread	0.25%		0.25%		0.30%		0.30%

(9)	Names of Underwriters 	Barclays	Banc of 	HSBC 		Citi, J.P.
	(prospectus may be 	Capital,	America		Securities	Morgan,
	attached)		Credit Suisse,	Securities	(USA) Inc.,  	PNC Capital
				Goldman, Sachs	LLC, Goldman,	Banc of		Markets LLC
				& Co., Morgan	Sachs & Co.,	America
				Keegan &	Greenwich	Securities
				Company, Inc.	Capital		LLC, Citigroup
						Markets, Inc.,	Global Markets
						J.P. Morgan	Corporation,
						Securities Inc.,Scotia Capital
						Morgan Stanley	(USA) Inc.,
						& Co. 		UBS Securities,
						Incorporated,	LLC, Comercia
						Barclays	Securities,
						Capital Inc.,	Fifth Third
						Blaylock 	Securities,
						Robert Van, 	Santander Central
						LLC, CastleOak	Hispano
						Securities L.P.,
						Credit Suisse
						Securities (USA)
						LLC, Deutsche
						Bank Securities
						Inc., Loop
						Capital Markets,
						LLC, RBC Capital
						Markets
						Corporation,
						Muriel Siebert &
						Co., Inc., TD
						Securities (USA)
						LLC, UBS Securities
						LLC, The Williams
						Company Group
(10)	Years of Continuous	3 years +	N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$23,383,854	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		2.34%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering		9.28%		N/A		N/A		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	11.62%		N/A		N/A		N/A
(15)	% of Fund Assets 	1.50%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of 		Barclays	N/A		N/A		N/A
	Underwriter(s) 		Capital
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Yes		N/A		N/A		N/A
	a Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Short Duration Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 2/2/09			Signed:	/s/: 	CHRISTOPHER SULLIVAN
					Name:	Christopher Sullivan
					Title:  Managing Director


PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Wells Fargo	SuccessFactors,	Schering-	N/A
				& Company	Inc.		Plough Corp.

(2)	Description of 		Common Stock	Common Stock	Common Stock	N/A
	Security 		Cusip:		Cusip:		Cusip:
	(name, coupon, 		949746101	86459610	80660510
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	11/7/08		11/19/07	08/09/07	N/A
(4)	Unit Price		$27.00		$10.00		$27.50
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of 	$11,002,500,000	$107,900,000	$1,375,000,000	N/A
	Total Offering
(8)	Underwriting Spread	$0.68		$0.72		$0.69		N/A
(9)	Names of Underwriters 	J.P. Morgan,	Morgan Stanley,	Goldman, Sachs	N/A
	(prospectus may be 	Goldman, Sachs	Goldman, Sachs	& Co., Banc of
	attached)		& Co., Morgan	& Co., J.P.	America Securities
				Stanley, UBS	Morgan, 	LLC, Bear, Stearns
				Investment	JMP Securities	& Co. Inc.,
				Bank, 		Pacific Crest	Citi, BNP
				Wachovia	Securities	Paribas, Credit
				Securities			Suisse, Morgan
								Stanley, JP
								Morgan, Daiwa
								Securities
								America Inc.,
								Santander
								Investment,
								Utendahl Capital
								Partners, L.P.,
								The Williams
								Capital Group, L.P.

(10)	Years of Continuous	3 years +	N/A		N/A		N/A
	Operation
(11)	Dollar Amount of 	$2,236,950	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.020%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering		8.853%		N/A		N/A		N/A
	Purchased by
	Associated Accounts
(14)	Sum of (12) and (13)	8.873%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.603%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of 		Goldman, Sachs	N/A		N/A		N/A
	Underwriter(s) 		& Co.
	or Dealer(s) from whom
	Purchased
(17)	Is Portfolio Manager 	Manager		N/A		N/A		N/A
	a Manager or Co-Manager
	in Offering?


PACIFIC SELECT FUND - Technology Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.




Date: 10/24/08			Signed:	/s/: 	MADALINA BAL
					Name:	Madalina Bal
					Title:  Regulatory Reporting Manager





PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


				Securities 	Comparable Securities
				Purchased	(1)		(2)		(3)

(1)	Name of Issuer          Altria Group	Pacificorp	Dr Pepper 	N/A
				Inc.				Snapple Group Inc.
(2)	Description of 		MO 9.7090%	BRK 5,65%	DPS 6.82%	N/A
	Security (name, 	11/10/18	7/15/18		5/1/18
	coupon, maturity, 	cUSIP: 		CUSIP:		CUSIP:
	subordination, common 	02209SAD	695114CH	26138EAC
	stock, etc.)
(3)	Date of Purchase	11/15/08		7/14/08		4/25/08		N/A
(4)	Unit Price		99.931		99.819		99.985		N/A
(5)	Current Yield		7.69		6.113		6.593		N/A
(6)	Yield to Maturity	7.69		6.722		6.347		N/A
(7)	Principal Amount of
	Total Offering		$3,100,000,000	$500,000,000	$1,200,000,000	N/A
(8)	Underwriting Spread	0.65%		0.65%		0.65%		N/A
(9)	Names of Underwriters 	Goldman, Sachs	N/A		N/A	 	N/A
	(prospectus may be 	& Co.,
	attached)		J.P. Morgan,
				Barclays
				Capital,
				Deutsche Bank
				Securities,
				RBS Greenwich
				Capital,
				HSBC, Scotia
				Capital,
				Loop Capital
				Markets, LLC,
				The Williams
				Capital Group,
				L.P.
(10)	Years of Continuous
	Operation		3 years +	N/A		N/A		N/A
(11)	Dollar Amount of
	Purchase		$7,015,156	N/A		N/A		N/A
(12)	% of Offering Purchased
	by Fund			0.22%		N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	6.69%		N/A		N/A		N/A
(14)	Sum of (12) and (13)	6.91%		N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.42%		N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Goldman Sachs	N/A		N/A		N/A
				& Co.
(17)	Is Portfolio Manager
	a Manager or Co-Manager
	in Offering?		Manager		N/A		N/A		N/A


PACIFIC SELECT FUND - Diversified Bond Portfolio
Report Pursuant to Rule 10f-3 - Quarter ended 12/31/08


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by the Portfolio and other funds advised by
	the same investment adviser (or its affiliates) or accounts with respect to
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of such
	class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class. Identify
	such other purchasers:

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under
"Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: January 21, 2009			Signed:	/s/ MADALINA BAL
					Name:	Madalina Bal
 					Title:  Regulatory Reporting Manager



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